Exhibit 10.2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

AMENDED AND RESTATED FIRST AMENDMENT TO SUPPLY AGREEMENT
THIS AMENDED AND RESTATED FIRST AMENDMENT TO SUPPLY AGREEMENT (defined in recitals) (this “Amendment”) is entered into and effective as of May 5, 2014, by and between Weatherford U.S., L.P., a Louisiana legal entity, on behalf of itself and its affiliates including Weatherford Artificial Lift Systems, L.L.C. (f/k/a Weatherford Artificial Lift Systems, Inc.), a Delaware limited liability company (collectively with its affiliates, “Weatherford”), and Hi-Crush Operating LLC, a Delaware limited liability company, on behalf of itself and its affiliates, including D & I Silica, LLC (collectively with its affiliates “Supplier”).
RECITALS
WHEREAS, Weatherford and Supplier are parties to that certain Supply Agreement, dated as of January 11, 2010 and effective as of January 11, 2011 (the “Supply Agreement”);
WHEREAS, Weatherford and Supplier entered into that certain First Amendment to Supply Agreement, dated as of March 5, 2014 (the “First Amendment”);
WHEREAS, Weatherford and Supplier desire to amend and restate the First Amendment in its entirety as set forth in this Amendment; and
WHEREAS, each capitalized term not defined in the text of this Amendment has the meaning set forth in the Supply Agreement.
AGREEMENT

NOW, THEREFORE, in consideration of these recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
Article I.
AMENDMENTS

The parties hereto hereby agree that the Supply Agreement is hereby amended as provided below effective as of the date hereof:
Section 1.01    Section 1.1 of the Supply Agreement.

(a)	The following definitions in Section 1.1 of the Supply Agreement are hereby amended and restated in their entirety to read as follows:

“(a) Affiliate or affiliate in relation to either Party means any corporation, limited liability company, partnership, proprietorship, joint venture or other entity directly or indirectly controlled by, controlling, or under common control with that Party. With respect to Supplier, Affiliate shall mean and include Hi-Crush Proppants LLC and its affiliates and subsidiary entities (other than Supplier). With respect to Weatherford entities, it shall include any U.S. and international entities designated by Weatherford as purchasing entities in Work Orders.”

Exhibit 10.2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

“(c) Contract Year means the initial period starting on the Effective Date until July 1, 2012 and each of the seven (7) successive periods of twelve (12) calendar months occurring immediately thereafter.”
“(k) Product(s) means generally, whether singular or plural, 20/40 Premium Frac Sand, 30/50 Premium Frac Sand, 40/70 Premium Frac Sand and 100 Mesh Sand. For the sake of clarity, coated and ceramic proppant are not included in this definition.”

(b)	The following definitions are hereby inserted at the end of Section 1.1 of the Supply Agreement:

“(u)    20/40 Premium Frac Sand means Northern White grade 20/40 frac sand that meets the Specifications.”
“(v) 30/50 Premium Frac Sand means Northern White grade 30/50 frac sand that meets the Specifications.”
“(w) 40/70 Premium Frac Sand means Northern White grade 40/70 frac sand that meets the Specifications.”
“(x) 100 Mesh Sand means 100 mesh sand that meets the quality standards prescribed by ISO 13503‑2, Proppant Specifications, and originates from any of the Jordan, Mt. Simon, St. Peter or Wonewoc sandstone formations (known as Northern White sand).”
Section 1.02    Section 2.1 of the Supply Agreement.

(a)	Section 2.1(a) of the Supply Agreement is hereby amended and restated in its entirety to read as follows:

“(a)(i)     Beginning in July of 2011 until *** (the “First Term”), Supplier is obligated to sell and Weatherford is obligated to buy each year for three (3) years, *** tons of Product per year consisting of no more than *** tons of *** and up to *** tons of *** (the “First Phase Minimum Supply”).
(ii)        Beginning on *** until *** (the “Second Term”), Supplier is obligated to sell and Weatherford is obligated to buy *** tons of Product consisting of *** tons of ***, *** tons of *** and *** tons of *** (the “Second Phase Minimum Supply”).
(iii)        Beginning on *** until *** (the “Third Term”), Supplier is obligated to sell and Weatherford is obligated to buy *** tons of Product consisting of *** tons of ***, *** tons of *** and *** tons of *** (the “Third Phase Minimum Supply”).
(iv)        Beginning on *** until *** (the “Fourth Term”), Supplier is obligated to sell and Weatherford is obligated to buy *** tons of Product each year consisting of *** tons of ***, *** tons of *** and *** tons of *** (the “Fourth Phase Minimum Supply”). The First Phase Minimum Supply, Second Phase Minimum Supply, Third Phase Minimum Supply and Fourth Phase Minimum Supply shall be collectively, the “Minimum Supply.”

Exhibit 10.2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

(v)        Supplier shall be under no obligation to supply or sell, and Weatherford shall not have the right to buy, Product in excess of the Minimum Supply. In the event that Supplier fails to supply to Weatherford the Minimum Supply during any Contract Year (a “Supply Shortfall”), Supplier shall have *** months after the end of such Contract Year to, as the sole and exclusive remedy for such Supply Shortfall, in its discretion, either (i) tender the Supply Shortfall, including by supplying Product from one or more third parties in accordance with Section 2.8, or (ii) pay to Weatherford within *** of the end of the Contract Year, as liquidated damages, an amount equal to the amount of the Supply Shortfall (expressed in tons) multiplied by (A) $*** (for any Supply Shortfall occurring prior to *** and (B) $*** (for any Supply Shortfall occurring on or after ***).
(vi)        Notwithstanding the foregoing, (A) commencing *** through ***, Weatherford may purchase up to *** tons of *** per year and (B) commencing ***, Weatherford may purchase up to *** tons of *** per year (collectively, “***”) and Supplier is obligated to sell such sand to Weatherford. Any tons of *** purchased under this Section 2.1(a)(vi) after ***shall be applied to the Minimum Purchase Requirement for the applicable Contract Year and the Monthly Minimum Requirement and the Monthly Maximum Supply Availability during the applicable calendar month as if ***% of such *** was *** and the other ***% of such *** was ***.”
(b) Section 2.1(b) of the Supply Agreement is hereby amended by replacing the last sentence at the end thereof with the following text:

“Additionally, (i) during the First Term, no more than *** of the Monthly Maximum Supply Availability in any given calendar month shall be *** or ***, (ii) during the Second Term, (A) no more than *** tons, *** tons and *** tons in any given calendar month shall be ***, ***or ***, respectively, and (B) no less than *** tons in any given calendar month shall be *** or ***, (iii) during the Third Term (A) no more than *** tons, *** tons and *** tons in any given calendar month shall be ***, *** or ***, respectively, and (B) no less than *** tons or *** tons in any given calendar month shall be *** or ***, respectively, (iv) during the Fourth Term (A) no more than *** tons, *** tons and *** tons in any given calendar month shall be ***, *** or ***, respectively, and (B) no less than *** tons or *** tons in any given calendar month shall be *** or ***, respectively, and (v) Supplier is not obligated to sell to Weatherford more than *** tons of *** in any given calendar month. Notwithstanding the foregoing, Supplier will use commercially reasonable efforts to fulfill orders that exceed the Monthly Maximum Supply Availability and the monthly grade split maximums set forth in the preceding sentence.”

Exhibit 10.2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

(c) Section 2.1(b) of the Supply Agreement is hereby further amended by adding the following at the end of the table thereof to read as follows:

2013 through May 2014	*** tons/month
June 2014 through August 2014	*** tons/month
September 2014 through April 2015	*** tons/month
May 2015 and thereafter	*** tons/month

(d) Section 2.1 of the Supply Agreement is hereby further amended by inserting the following text immediately after the end of Section 2.1(b) of the Supply Agreement to read in its entirety as follows:

“(c)
(i) Upon *** written notice from Weatherford to Supplier, Weatherford may from time to time during the Fourth Term, at its option, elect to increase the number of tons of *** and *** that Supplier is obligated to sell and Weatherford is obligated to purchase each year by up to *** tons for each such grade of sand and, in connection with such increase, the number of tons of *** that Supplier is obligated to sell and Weatherford is obligated to purchase each year shall be reduced by the increased number of tons of *** and *** that Weatherford elects to purchase pursuant to this Section 2.1(c)(i) (collectively, the “Flex Option”).

(ii) If Weatherford exercises the Flex Option, then on such date that the Flex Option is effective: (A) Section 2.1(a)(iv) shall be deemed automatically amended to reflect the permitted reallocation of volumes among ***, *** and *** in accordance with Section 2.1(c)(i), and (B) Section 2.1(b)(iv) shall be deemed automatically amended as follows:

(I)	“*** tons” and “*** tons” shall each be increased by the number of additional tons of ***, if any, that Weatherford has elected to purchase pursuant to the Flex Option;

(II)	“*** tons” and “*** tons” shall each be increased by the number of additional tons of ***, if any, that Weatherford has elected to purchase pursuant to the Flex Option; and

(III)	“*** tons” shall be decreased by the aggregate number of tons of *** and *** that Weatherford has elected to purchase pursuant to the Flex Option.

(d)
If Weatherford’s aggregate projected demand for Product in the Utica and Marcellus shale deposits/Appalachian basin is reasonably expected to be less than *** tons for the twelve-month period commencing *** and Weatherford provides supporting documentation demonstrating same, then commencing ***, Weatherford may at its option elect to reduce the number of tons that Supplier is obligated to sell and Weatherford is obligated to buy to *** tons of Product each year (the “Reduction Election”). To exercise its Reduction Election, Weatherford must provide Supplier with written notice prior to *** of its exercise of the Reduction Election pursuant to this Section 2.1(d) together with supporting documentation demonstrating that Weatherford’s aggregate projected demand for Product in the Utica and Marcellus shale deposits/Appalachian basin is reasonably expected to be less than *** tons for the twelve-month period commencing *** (the “Reduction Election Exercise Notice”) and such Reduction Election shall be irrevocable upon receipt by Supplier of the Reduction Election Exercise Notice. If Weatherford exercises the Reduction Election, then the annual and monthly volume requirements (including by grade of Product), the Monthly Maximum Supply Availability, the Monthly Minimum Supply Requirement and the Minimum Purchase Requirement shall be reduced on a pro rata basis from the volume requirements in effect immediately prior to the exercise of the Reduction Election.

Exhibit 10.2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

(e)
If there is a material change in Weatherford’s demand profile due to shifting market dynamics, the Parties shall meet to discuss how the volume allocation between grades of Product may be reallocated. Nothing in this section shall be construed to compel either Party to renegotiate, modify or amend this Agreement.”

Section 1.03    Section 2.2 of the Supply Agreement.

(a)	Section 2.2(a) of the Supply Agreement is hereby amended and restated in its entirety to read as follows:

“(a)
(i)    From the Effective Date until *** (I) for the first 495,000 tons of Product purchased by Weatherford, the price will be $***/ton, and (II) for the second 495,000 tons of Product purchased by Weatherford, the price will be ***. Any Product purchased in excess of 990,000 tons during such period will be priced at ***. All prices specified in this Agreement and all amounts owing from one Party to the other will be in U.S. Dollars.

(ii)    From *** until ***, F.O.B. mine pricing will be fixed at (I) $***/ton of 20/40 Premium Frac Sand, (II) $***/ton of 30/50 Premium Frac Sand, (III) $***/ton of 40/70 Premium Frac Sand and (IV) $***/ton of 100 Mesh Sand.

(b)	Section 2.2 of the Supply Agreement is hereby further amended by adding the following text immediately after the end of Section 2.2(b):

“(c)
(i)    Notwithstanding anything to the contrary contained herein, from October 1, 2013 until June 30, 2019, Weatherford may purchase Product, and Supplier may sell Product, at the locations identified in the table set forth in Section 2.2(c)(iii). The parties acknowledge that (I) the points of delivery set forth in the table in Section 2.2(c)(iii) are limited to Supplier’s transload facilities at such locations and (II) Supplier may terminate operations at any of the transload facilities identified in the table set forth in Section 2.2(c)(iii) without providing prior notice to Weatherford.

(ii)    From the date hereof, the price of the Product sold to Weatherford under this Section 2.2(c) shall be FCA Supplier’s transload facilities at the locations set forth in the table in Section 2.2(c)(iii) (subject to the price adjustments set forth in Section 2.2(c)(iv)). Weatherford shall take ownership of the Product sold under this Section 2.2(c) at such transload facilities and shall be responsible for all risk of loss, onward shipping and handling to the final destination.

Exhibit 10.2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

(iii)    The base pricing set forth below is for Supplier’s transload facilities at such locations (subject to the price adjustments set forth in Section 2.2(c)(iv)). The base pricing for other areas or facilities shall be mutually agreed upon between Supplier and Weatherford.

Supplier terminal	20/40 Premium Frac Sand ($ per ton)	30/50 Premium Frac Sand ($ per ton)	40/70 Premium Frac Sand ($ per ton)	100 Mesh Sand ($ per ton)
Zone 1 - Central & Eastern PA & NY
includes: Binghamton, NY, Driftwood, PA, Pittston, PA, Wellsboro, PA	$***	$***	$***	$***
Zone 2 - Western & Southern PA
includes: Bradford, PA, Kittanning, PA, Ridgway, PA Sheffield, PA Smithfield, PA	$***	$***	$***	$***
Zone 3 - Eastern Ohio
includes: Dennison, OH, Minerva, OH, Mingo Junction, OH	$***	$***	$***	$***

(iv)	The prices set forth in Section 2.2(c)(iii) shall be adjusted as follows:

(A)	Commencing *** and on each anniversary date (i.e. October 1) thereafter, the base pricing for each ton of Product shall be increased by *** per ton.

(B)
The parties acknowledge that the prices set forth in Section 2.2(c)(iii) include rail freight from mine to the respective destinations and fuel surcharges and that such freight charges and fuel surcharges are outside of Supplier’s control. Increases or decreases in rail freight and/or fuel surcharges after the date of this Amendment will be passed through to Weatherford at 100% of the increase or decrease. At the request of Weatherford, Supplier will provide proof of the rail freight or fuel surcharge.

(C)
Weatherford will have the right with reasonable notice to audit the relevant records to verify surcharge costs; provided, however, that Weatherford will be required to sign a commercially reasonably confidentiality agreement and Supplier is not obligated to provide information to Weatherford that is otherwise subject to a confidentiality restriction with another Person.

(v)    Any Product purchased by Weatherford under this Section 2.2(c) (which, for the avoidance of doubt, includes any Product purchased by Weatherford since October 1, 2013 from Supplier’s transload facilities) shall be applied to the Minimum Purchase Requirement for the applicable Contract Year and the Monthly Minimum Requirement and the Monthly Maximum Supply Availability during the applicable calendar month and, to the extent that any of such Product is ***, such *** shall be applied to the Minimum Purchase Requirement for the applicable Contract Year and the Monthly Maximum Supply Availability and the Monthly Minimum Requirement during the applicable calendar month as if ***% of such *** was *** and the other ***% of such *** was ***.”

Exhibit 10.2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

Section 1.04    Section 2.3 of the Supply Agreement. Section 2.3 of the Supply Agreement is hereby amended and restated in its entirety to read as follows:

“2.3
Weatherford Minimum Purchase Requirement. Weatherford shall be required to take and, in accordance with Section 3.1, pay for an aggregate of (i) *** tons of Product per Contract Year during the First Term (the “First Term Minimum Purchase Requirement”), (ii) *** tons of Product during the Second Term (the “Second Term Minimum Purchase Requirement”), (iii) *** tons of Product during the Third Term (the “Third Term Minimum Purchase Requirement”), and (iv) *** tons of Product per Contract Year during the Fourth Term (the “Fourth Term Minimum Purchase Requirement” and together with the First Term Minimum Purchase Requirement, the Second Term Minimum Purchase Requirement and the Third Term Minimum Purchase Requirement, the “Minimum Purchase Requirement”); provided, however, that if, due solely to the unavailability of rail cars in the market, Weatherford is unable to take delivery of Products as contemplated hereunder for a period of time during a Contract Year, Weatherford shall not be deemed to be in breach of this Agreement as a result of such failure so long as Weatherford is using commercially reasonable efforts to obtain rail cars and minimize the period of time during which Weatherford is unable to take delivery of Products; provided, further, however, that nothing in this sentence shall be construed to relieve Weatherford of its obligations to make payments under this Agreement other than any Makewhole Payments that accrue as a result of Weatherford being unable to take delivery of Products due solely to the unavailability of rail cars in the market so long as Weatherford is using commercially reasonable efforts to obtain rail cars and minimize the period of time during which Weatherford is unable to take delivery of Products. The Minimum Purchase Requirement shall be ordered by Weatherford in installments of not less than *** tons of Product per calendar month during the First Term, *** tons of Product per calendar month during the Second Term, *** tons of Product per calendar month during the Third Term and *** tons of Product per calendar month during the Fourth Term (as applicable, the “Monthly Minimum Requirement”), and not more than the Monthly Maximum Supply Availability, beginning in July of 2011 and continuing thereafter for each calendar month during the Term. In the event that Weatherford fails to purchase one twelfth (1/12) of the Minimum Purchase Requirement of Product from Supplier during any particular calendar month in which Supplier was ready, willing and able to deliver 30,000 tons of Product during the First Term, 53,167 tons of Product during the Second Term, 80,667 tons of Product during the Third Term or 110,000 tons of Product during the Fourth Term, as applicable, then the “Purchase Shortfall” shall be the amount by which one twelfth (1/12) of the Minimum Purchase Requirement exceeds the amount of Product actually purchased by Weatherford during such calendar month. On written notice of such Purchase Shortfall to Weatherford by Supplier, Weatherford shall have *** months after the month of the Purchase Shortfall to purchase tonnage of Product in excess of the Monthly Minimum Requirement (but subject to the Monthly Maximum Supply Availability) to make up for the Purchase Shortfall. If Weatherford fails to purchase the full amount of the Purchase Shortfall in such *** month period, Weatherford shall be obligated to pay to Supplier an amount equal to the amount of the Purchase Shortfall not purchased by Weatherford in such *** month period (expressed in tons) multiplied by (A) $*** (for any Supply Shortfall occurring prior to *** and (B) $*** (for any Supply Shortfall occurring on or after ***) (the “Makewhole Payment”); provided, however, that Weatherford shall have no obligation to make the Makewhole Payment with respect to the first *** tons of *** that Weatherford is obligated to purchase each Contract Year. The Makewhole Payment shall be paid within *** days of written demand by Supplier, by wire transfer of immediately available funds to the account designated in writing by Supplier. The aggregate Purchase Shortfall amount for a Contract Year shall not exceed the Minimum Purchase Requirement for such Contract Year less the amount of Product ordered and delivered to Weatherford. Weatherford reserves the right to resell goods purchased from Supplier if deemed necessary by Weatherford in order to satisfy the Minimum Purchase Requirement. Supplier shall not be obligated to deliver more than the Monthly Maximum Supply Availability on any given calendar month.

Exhibit 10.2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

Section 1.05    Section 2.5 of the Supply Agreement. Section 2.5 of the Supply Agreement is hereby amended by inserting “, Augusta, Wisconsin or Whitehall, Wisconsin” immediately after “Wyeville, Wisconsin”.

Section 1.06    Section 7.1 of the Supply Agreement. Section 7.1 of the Supply Agreement is hereby amended by replacing “July 31, 2014” with “June 30, 2019”.

Section 1.07    Section 8.3 of the Supply Agreement. Section 8.3 of the Supply Agreement is hereby amended by deleting the “AND” immediately prior to the “(III)” and inserting the following text immediately prior to the period at the end thereof:

“AND (IV) ANY BREACH OF ANY COVENANTS OR AGREEMENTS OF SUPPLIER CONTAINED IN THIS AGREEMENT”

Section 1.08    Section 8.4 of the Supply Agreement. Section 8.4 of the Supply Agreement is hereby amended by deleting the “AND” immediately prior to the “(III)” and inserting the following text immediately prior to the period at the end thereof:

“AND (IV) ANY BREACH OF ANY COVENANTS OR AGREEMENTS OF WEATHERFORD CONTAINED IN THIS AGREEMENT”

Article II.
GENERAL PROVISIONS; MISCELLANEOUS

Section 2.01    Supply Agreement.
Except as expressly set forth herein, the Supply Agreement is and will remain unmodified and in full force and effect, including without limitation with respect to the volume requirements and pricing contained in the Supply Agreement in effect on the Effective Date. Each future reference to the Supply Agreement will refer to the Supply Agreement as amended by this Amendment.
Section 2.02    Counterparts. This Amendment may be executed in two or more counterparts, each of which will be deemed to be an original and all of which, when taken together, will be deemed to constitute one and the same agreement. Any party to this Amendment may deliver an executed counterpart hereof by facsimile transmission or electronic mail (as a portable document format (PDF) file) to another party hereto or thereto and any such delivery shall have the same force and effect as the delivery of a manually signed counterpart of this Amendment.

Exhibit 10.2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

Section 2.03    Other Provisions. The provisions of the Supply Agreement with respect to notices and service, governing law, venue and waiver of jury trial are incorporated into this Amendment as though set forth herein.

[Signature Page Follows]

Exhibit 10.2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.
WEATHERFORD:
WEATHERFORD U.S., L.P., on behalf of itself and its affiliates, including Weatherford Artificial Lift Systems, L.L.C. and Weatherford International, L.L.C.

By: /s/ Authorized Person
Name: Authorized Person
Title: Authorized Officer

SUPPLIER:
HI-CRUSH OPERATING LLC

By:    /s/ James M. Whipkey
Name: James M. Whipkey
Title: co-Chief Executive Officer

Signature Page to Amended and Restated First Amendment to Supply Agreement